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                                                                    Exhibit 4(n)

             AMENDMENT NO. 7 TO AMENDED AND RESTATED LOAN AGREEMENT
                           AND TO OTHER LOAN DOCUMENTS

          AMENDMENT AGREEMENT, dated as of November 25, 2002, to the Amended and Restated Loan Agreement, dated as of July 31, 1995 (as the same has been or may be further amended, supplemented, modified or restated in accordance with its terms, the "Loan Agreement") among REX RADIO AND TELEVISION, INC., an Ohio corporation ("Rex Radio"), KELLY & COHEN APPLIANCES, INC., an Ohio corporation ("Kelly"), STEREO TOWN, INC., a Georgia corporation ("Stereo Town"), REX KANSAS, INC., a Kansas corporation ("Rex Kansas"), REX ALABAMA, INC., an Ohio corporation ("Rex Alabama"), REXSTORES.COM, INC., an Ohio corporation ("Rex Internet" and together with "Rex Radio, Kelly, Stereo Town, Rex Kansas and Rex Alabama, each a "Borrower" and collectively, the "Borrowers"), those financial institutions named as lenders on Schedule 2.01 thereto (the "Lenders") and FLEET BANK, N.A. (as successor to NatWest Bank N.A.), in its capacity as agent (the "Agent") for itself and the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to them in the Loan Agreement.

     SECTION I. AMENDMENTS TO LOAN AGREEMENT

          1. The definition of "Borrower Stock Repurchase" in Section 1.01 of the Loan Agreement is hereby amended by deleting "$25,000,000" where it appears in clause (ii) thereof and substituting "$35,000,000" therefor.

          2. Section 1.01 of the Loan Agreement is hereby further amended by adding the following defined terms in correct alphabetical order:

          "'Rex Investment I' shall mean Rex Investment I, LLC, an Ohio limited liability company"

          "'Rex I Net Account' shall mean the excess of (i) the amounts advanced by the Borrowers to Rex Investment I from time to time over (ii) the amounts repaid or returned by Rex Investment I to any Borrower from time to time, which shall not exceed $15,000,000 at any time outstanding."

          3. Section 9.06 of the Loan Agreement is hereby amended by:

     (a) inserting the term "Rex Investment I," after the term "Rex Investment," appearing in clause (viii) thereof; and

     (b) deleting each reference to "$60,000,000" appearing in clause (xi) thereof and substituting "$110,000,000", except that after the first inclusion of "$110,000,000" there shall follow the following parenthetical expression "(which shall include the Rex I Net Account)".





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          4. Section 10.01(j) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "(j) if Availability shall be less than (x) $25,000,000 at any time during the twelve month period immediately subsequent to any Permitted Acquisition or Borrower Acquisition or (y) $35,000,000 at any time during the twelve month period immediately subsequent to any Stock Repurchase or Borrower Stock Repurchase."

     SECTION II. AMENDMENT TO PARENT GUARANTY

          1. Section 14 of the Parent Guaranty is hereby amended by (i) deleting each reference to "$60,000,000" appearing in paragraph (g) thereof and substituting "$110,000,000" therefor and (ii) deleting "$25,000,000" where it appears in clause (I) of paragraph (g) thereof and substituting "$35,000,000" therefor.

     SECTION III. CONDITIONS PRECEDENT

          This Amendment Agreement shall become effective upon the execution and delivery of counterparts hereof by the Borrowers, the Parent, the Agent and the Required Lenders and the fulfillment of the following conditions:

          1. No unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

          2. All representations and warranties made by the Borrowers and the Parent in this Amendment Agreement shall be true and correct.

          3. All required corporate actions in connection with the execution and delivery of this Amendment Agreement shall have been taken, and each shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action that the Agent may reasonably request, to be certified by the appropriate corporate person or governmental authorities.

          4. The Borrower(s) shall have ordered requests for copies or information on Form UCC-11 or certificates satisfactory to the Agent of a UCC Reporter Service, of all effective UCC financing statements, tax liens and payment liens which name as debtor Rex Investment I and which are filed in the appropriate offices in the States in which are located the chief executive office and other operating offices of Rex Investment I and in which Rex Investment I has been established, together with copies of such financing statements.


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     SECTION IV. CONDITIONS SUBSEQUENT

          The Borrowers hereby agree and covenant to satisfy the following additional conditions within 30 days of the date hereof:

          1. The Agent shall have received a Guaranty and a Security Agreement, each duly executed by Rex Investment I, each in form and substance satisfactory to the Agent.

          2. The Agent shall have received clipped copies of requests for copies or information on Form UCC-11 or certificates satisfactory to the Agent of a UCC Reporter Service, listing all effective UCC financing statements, tax liens and payment liens which name as debtor Rex Investment I and which are filed in the appropriate offices in the States in which are located the chief executive office and other operating offices of Rex Investment I and in which Rex Investment I has been established, together with copies of such financing statements. With respect to any liens not permitted pursuant to Section 9.03 of the Loan Agreement, the Agent shall have received termination statements in form and substance satisfactory to it.

          3. The Agent shall have received each document (including, without limitation, each UCC financing statement, assignment and amendment) required by law or requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent for the benefit of the Lenders a first priority perfected security interest in the Collateral owned by Rex Investment I other than the facility presently located at Gillette, Wyoming.

          4. The Agent shall have received a Pledge Agreement executed by AVA and Pinnacle Advisors, LLC ("Pinnacle") pledging their respective membership interests in Rex Investment I, it being understood that the Borrowers shall use their best efforts to obtain such pledge from Pinnacle.

          5. The Agent shall have received a Phase II environmental report performed on the property of Rex Investment I located in Gillette, Wyoming and a copy of the IRS private ruling letter received by Rex Investment I relating to 'SS'29 of the Code.

          6. The Agent shall have received such other opinion letters, documents and assignments as it may reasonably request in respect of the foregoing.

     SECTION V. MISCELLANEOUS

          1. By its signature below, each of the Borrowers reaffirms and restates the representations and warranties set forth in Article VII of the Loan Agreement, and all such representations and warranties are true and correct on the date hereof with the same force and effect as if made on such date (except to the extent that they relate expressly to an earlier date). The Parent reaffirms and restates the representations and warranties set forth in Section 14 of the Parent Guaranty, and all such representations and warranties are true and correct on the date hereof with the same force and effect as if made on such date (except to the extent that they relate expressly to an earlier date). In addition, each of the Borrowers and the Parent represents and


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warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and the Lenders that:

          (a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment Agreement and the transactions contemplated hereby, and has taken or caused to be taken all necessary actions to authorize the execution, delivery and performance of this Amendment Agreement and the transactions contemplated hereby;

          (b) no consent of any other Person (including, without limitation, shareholders or creditors of the Borrowers or the Parent) and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment Agreement, or consummation of the transactions contemplated hereby;

          (c) this Amendment Agreement has been duly executed and delivered by or on behalf of the Borrowers and the Parent and constitutes a legal, valid and binding obligation of each of the Borrowers and the Parent enforceable in accordance with its terms, subject as to enforceability to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

          (d) the execution, delivery and performance of this Amendment Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Borrower or the Parent; and

          (e) as of the date hereof (after giving effect to the consummation of the transactions contemplated under this Amendment Agreement) there exists no Default or Event of Default.

     By its signature below, each of the Borrowers and the Parent agree that it shall constitute an Event of Default if any representation or warranty made above should be false or misleading in any material respect.

          2. Each of the Loan Agreement and the Parent Guaranty is hereby ratified and confirmed in all respects and, except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement and the Parent Guaranty shall remain unamended, unwaived and in effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be amendments or consents to, or waivers of modifications of, any term or provision of the Loan Documents or any other document or instrument referred to herein or therein or of any transaction or further or future action on the part of any Borrower or the Parent requiring the consent of the Agent or any Lender, except to the extent specifically provided for herein.


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          3. Each Borrower and the Parent confirms in favor of the Agent and each Lender that it agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under the Loan Agreement, the Borrowers Guaranty, the Parent Guaranty, the Borrowers Security Agreement, the Parent Security Agreement, the Borrowers Pledge Agreement, the Parent Pledge Agreement, the Security Agreement-Patents and Trademarks or any other Loan Document and that, except as herein provided, all terms of the Loan Agreement, the Borrowers Guaranty, the Parent Guaranty, the Borrowers Security Agreement, the Parent Security Agreement, the Borrowers Pledge Agreement, the Parent Pledge Agreement, the Security Agreement-Patents and Trademarks and the other Loan Documents shall continue in full force and effect.

          4. This Amendment Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          5. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

          6. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

                                     "Borrowers"

                                     REX RADIO AND TELEVISION, INC.


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary


                                     KELLY & COHEN APPLIANCES, INC.


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary


                                     STEREO TOWN, INC.


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary


                                     REX KANSAS, INC.


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                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary


                                     REX ALABAMA, INC.


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary


                                     REXSTORES.COM, INC.


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary

                                     "Parent"


                                     REX STORES CORPORATION


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary

                                     "Guarantors"


                                     REX RADIO AND TELEVISION, INC.


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary


                                     KELLY & COHEN APPLIANCES, INC.


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary


                                     STEREO TOWN, INC.


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------


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                                        Name:  Edward M. Kress
                                        Title: Secretary


                                     REX KANSAS, INC.


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary


                                     REX ALABAMA, INC.


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary


                                     REXSTORES.COM, INC.


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary


                                     REX STORES CORPORATION


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary


                                     AVA ACQUISITION CORP.


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary


                                     REX INVESTMENT, LLC


                                     By:
                                        ----------------------------------------
                                        Name:  Kelly & Cohen Appliances, Inc.
                                        Title: Managing Member


                                     By: /s/ EDWARD M. KRESS
                                        ----------------------------------------
                                        Name:  Edward M. Kress
                                        Title: Secretary



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                                     "Lenders"


                                     FLEET BANK, N.A.,
                                        Individually


                                     By: /s/ ADAM SEIDEN
                                        ----------------------------------------
                                        Name:  Adam Seiden
                                        Title: VP--Loan Officer


                                     BANK ONE, N.A. (successor to Bank One,
                                     Dayton, N.A.)


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     KEY BANK NATIONAL ASSOCIATION


                                     By: /s/ R. MICHAEL DUNLAVEY
                                        ----------------------------------------
                                        Name:  R. Michael Dunlavey
                                        Title: Vice President


                                     NATIONAL CITY BANK (as successor by merger to National City Bank, Dayton)


                                     By: /s/ JOHN D. KEENAN
                                        ----------------------------------------
                                        Name:  John D. Keenan
                                        Title: Assistant Vice President


                                     THE PROVIDENT BANK


                                     By: /s/ JEROME J. BRUNSWICK
                                        ----------------------------------------
                                        Name:  Jerome J. Brunswick
                                        Title: Senior Vice President


                                     U.S. BANK (successor to Firstar Bank, N.A.)


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     "Agent"


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                                     FLEET BANK, N.A.,
                                        As Agent


                                     By: /s/ ADAM SEIDEN
                                        ----------------------------------------
                                        Name:  Adam Seiden
                                        Title: VP--Loan Officer


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